# Entergy
# Fourth Quarter 2004
# Earnings Teleconference

**J. Wayne Leonard**
**Chief Executive Officer**

**Leo Denault**
**Executive Vice President and Chief Financial Officer**

*January 31, 2005*

Entergy

# Safe Harbor and Reg G Compliance

In this presentation and from time to time, Entergy makes statements concerning its expectations, beliefs, plans, objectives, goals, strategies, and future events or performance. Such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Although Entergy believes that these forward-looking statements and the underlying assumptions are reasonable, it cannot provide assurance that they will prove correct. Except to the extent required by the federal securities laws, Entergy undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements involve a number of risks and uncertainties, and there are factors that could cause actual results to differ materially from those expressed or implied in the statements. Some of those factors include, but are not limited to: resolution of pending and future rate cases and other proceedings at local and federal regulatory agencies, Entergy's ability to manage its operation and maintenance costs, particularly at its non-utility nuclear generating facilities, the performance of Entergy's generating plants, and particularly the capacity factor at its nuclear generating facilities, prices for power generated by Entergy's unregulated generating facilities, and the prices and availability of power Entergy must purchase for its utility customers, uncertainty regarding establishment of permanent sites for spent nuclear fuel storage and disposal, Entergy's ability to develop and execute on a point of view regarding prices of electricity, natural gas, and other energy-related commodities, changes in the financial markets, particularly those affecting the availability of capital and Entergy's ability to refinance existing debt, execute its share repurchase program, and fund investments and acquisitions, actions of rating agencies, including changes in the ratings of debt and preferred stock, Entergy's ability to purchase and sell assets at attractive prices and on other attractive terms, changes in utility regulation and in regulation of the nuclear industry, the success of Entergy's strategies to reduce current tax payments, and the effects of litigation and weather.

This presentation includes non-GAAP measures of operational earnings, operating cash flow, free cash flow, and net cash available, when describing Entergy's results of operations and financial performance. We have prepared a reconciliation of these measures to the most directly comparable GAAP measures. This reconciliation is found on slide 11. Further information about these measures can be found in Entergy's investor earnings releases, which are posted on our website at www.entergy.com/earnings.

# 4th Quarter As-Reported and Operational Earnings Comparison

**Earnings Per Share**
**4Q03 vs. 4Q04**


0.38
-0.17
4Q03
0.68
0.50
4Q04

| *Special Items* | |
|---|---|
| Utility and Nuclear - VSP | ($0.52) |
| Nuclear – SFAS 143 | ($0.03) |
| Total | ($0.55) |

| *Special Items* | |
|---|---|
| Parent & Other – Tax benefits, Entergy-Koch, LP investment | $0.07 |
| ECS – Tax benefits of restructuring | $0.42 |
| ECS – Impairment of Warren plant | ($0.16) |
| ECS – Entergy-Koch, LP results | ($0.15) |
| Total | $0.18 |

As-Reported   Operational

# Full Year As-Reported and Operational Earnings Comparison

**Earnings Per Share**
**FY03 vs. FY04**



$4.01
$4.25
$3.93
$3.80
$0.78
$1.30
$1.93
$0.78
$0.85
$2.62
$0.01
$1.06
$2.86
$1.06
$2.79
($0.05)
FY03 As-Reported
FY03 Operational
FY04 As-Reported
FY04 Operational
Nuclear
Utility, Parent & Other
ECS

| *Special Items* | |
|---|---|
| Utility – SFAS 143 implementation | ($0.09) |
| Utility – River Bend loss provision | ($0.29) |
| Utility – VSP | ($0.31) |
| Nuclear – SFAS 143 implementation | $0.67 |
| Nuclear – VSP | ($0.22) |
| Total | ($0.24) |

| *Special Items* | |
|---|---|
| Parent & Other –Tax benefits, Entergy-Koch, LP investment | $0.07 |
| ECS –Tax benefits of restructuring | $0.41 |
| ECS – Impairment of Warren Plant | ($0.15) |
| ECS – Reduction in asset sale reserves | $0.02 |
| ECS – Entergy-Koch, LP | ($0.22) |
| Total | $0.13 |

# 4th Quarter Earnings Contribution by Business

**Utility, Parent & Other EPS**
4Q03 vs. 4Q04



0.36
0.29
0.13
-0.17
4Q03
4Q04

**Entergy Nuclear EPS**
4Q03 vs. 4Q04



0.24
0.22
0.22
-0.01
4Q03
4Q04

**Non-Nuclear Wholesale Assets EPS**
4Q03 vs. 4Q04



0.25
-0.07
-0.07
-0.01
4Q03
4Q04

***Performance Drivers***

- Increased revenues due to higher retail sales
- Normal weather in 4Q04 compared to ($0.03) weather impact in 4Q03

***Performance Drivers***

- Decreased revenues due to two more refueling outages than in 4Q03
- Increased revenues due to higher contract pricing

***Performance Drivers***

- Lower operating expenses
- Higher energy margins

As-Reported EPS | Operational EPS

# Net Cash Flow from Operating Activities

**Net Cash Flow from Operating Activities**
4Q03 vs. 4Q04; $M



47%
1,216
830
EK Dividend
4Q03
4Q04

**Net Cash Flow from Operating Activities**
FY03 vs. FY04; $M



46%
2,929
EK Dividend
2,006
FY03
FY04

# 2005 Earnings Guidance

**As-Reported & Operational EPS**
Previous 05E Guidance vs. Current 05E Guidance



$4.60 - $4.85
$4.60 - $4.85
$1.30 - $1.39
$1.30 - $1.39
Nuclear
Utility, Parent & Other
ECS
Decreased $0.05
$3.40 - $3.55
$3.35 - $3.50
Increased $0.05
($0.10) – ($0.09)
($0.05) – ($0.04)
Previous 05E
Current 05E

**Key 05 Guidance Assumptions**

***Utility, Parent & Other***

- Increased revenues due to rate actions and sales growth
- Increased O&M expenses from inflation and supply plan
- Decreased interest expenses
- Accretion from share repurchases
- Normal weather

***Nuclear***

- Increased revenues from higher contract pricing and uprates
- Decreased O&M expenses due to productivity improvements
- Increased depreciation expenses
- Accretion from share repurchases

***Energy Commodity Services***

- Reduced losses from non-nuclear wholesale assets business

# Cash Available for Deployment

**Projected Cash Available for Deployment**
**05E – 07E; $B**


7.1
(0.4)
(0.4)
6.3
(2.5)
(1.5)
2.3
1.8
(1.3)
(1.2)
1.6
Cash Flow from Operating Activities
Nuclear Fuel Purchases
Decom Trust Contributions
Operating Cash Flow
Maintenance Capital Expenditures
Preferred & Common Dividends
Free Cash Flow
Additional Debt Capacity
Growth Capital Commitments
Share Repurchases
Net Cash Available

# Share Repurchase Program



Shares Repurchased
04; Millions
0.5
4.5
2.4
9.2
16.6
@ average price
of $61/share
1Q04
2Q04
3Q04
4Q04
FY04

# Financial Aspirations and Opportunities

## Financial Aspirations

| Aspirations | |
|---|---|
| EPS Growth | •Near-term: 8-10%<br>•Long-term: 5-6% |
| Returns | •9% ROIC |
| Credit Metrics | •< 50% net debt/net capital |
| Credit Rating | •Continuous improvement in ratings and business profile position |
| Dividends | •Consistent dividend increases |

## Future Strategic Opportunities

| Opportunities | |
|---|---|
| Utility | •Recover ongoing investments in rate base to improve reliability and service<br>•Earn incentives under performance-based rates and/or incentive regulation<br>•Acquire generating capacity through supply plan |
| Nuclear | •Execute new operating agreements in US and evaluate other markets<br>•Acquire additional US plants<br>•Increase capacity through uprates<br>•Sell output under comprehensive hedging plan to achieve more favorable prices<br>•Transform asset portfolio into a business (i.e., add other generation types or short position) |
| Other | •Harvest value of remaining non-nuclear wholesale assets<br>•Achieve A&G and other productivity improvements<br>•Evaluate M&A opportunities<br>•Evaluate capital deployment opportunities (investments, repurchases, dividends) |

# Q&A Session

Entergy

# Appendix: Reg G Reconciliation

**EPS Contribution by Business**
**Reconciliation of GAAP to Non-GAAP Measures**
**Fourth Quarter 2004 vs. 2003**

| (Per share in U.S. $) | Fourth Quarter 2004 | Fourth Quarter 2003 |
|---|---|---|
| ***Utility, Parent & Other*** | | |
| As-Reported | 0.36 | -0.17 |
| Less Special Items | | |
| Tax benefits – Entergy-Koch investment | 0.07 | - |
| Voluntary severance program | - | -0.30 |
| Total Special Items | 0.07 | -0.30 |
| Operational | 0.29 | 0.13 |
| ***Entergy Nuclear*** | | |
| As-Reported | 0.22 | -0.01 |
| Less Special Items | | |
| SFAS 143 implementation | - | -0.03 |
| Voluntary severance program | - | -0.22 |
| Total Special Items | - | -0.25 |
| Operational | 0.22 | 0.24 |
| ***Non-nuclear Wholesale Assets*** | | |
| As-Reported | 0.25 | -0.07 |
| Less Special Items | | |
| Tax benefits on restructuring | 0.42 | - |
| Asset impairment reserve | -0.16 | - |
| Total Special Items | 0.26 | - |
| Operational | -0.01 | -0.07 |